Exhibit 10.1

SECOND AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT

Second Amendment dated as of March 10, 2006 (this "Amendment") to the Amended and Restated Credit Agreement dated as of February 11, 2005 among Kinro, Inc., an Ohio corporation ("Kinro"), and Lippert Components, Inc., a Delaware corporation ("Lippert") ("Lippert and Kinro, collectively, the "Borrowers"), the Lenders parties thereto, and JPMorgan Chase Bank, N.A. as Administrative Agent, as amended by that certain First Amendment To Amended And Restated Credit Agreement dated as of March 31, 2005 by the Borrowers and the other Credit Parties, the Lenders party thereto, and the Administrative Agent (as so restated and amended and as so further amended, the "Credit Agreement").

WHEREAS, the parties hereto wish as set forth in this Amendment to amend the Credit Agreement to revise Schedule 2.01 thereto in order to reflect the increase as of the date hereof of the "Revolving Credit Commitments" pursuant to Section 2.06A of the Credit Agreement;

NOW THEREFORE, in consideration of the premises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually agree as follows:

1.  Terms used herein as defined terms and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

2.  Schedule 2.01 to the Credit Agreement is hereby amended effective as of the date hereof so that it shall read as set forth on Schedule 2.01 hereto.

3.  Each Borrower represents, warrants to, and agrees with the Lenders that:

(a)  Its execution and delivery of this Amendment and its performance hereof (i) is within its corporate powers, (ii) has been duly authorized by all necessary corporate action, and (iii) does not contravene any law, rule or regulation applicable to it or violate or create a default under its organizational documents or any contractual provision binding on it or affecting it or any of its property;

(b)  This Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(c)  There is no Default or Event of Default nor would there be any Default or Event of Default after giving effect to this Amendment;

(d)  The Credit Agreement as hereby amended shall continue in full force and effect; and

(e)  The Borrowers have obtained any necessary consent to this Amendment under the Prudential Shelf Agreement.

4.  The Borrowers shall pay on the date hereof to the Administrative Agent for the pro rata benefit of the Lenders party hereto a non-refundable fee of $10,000 in respect of the $10,000,000 increase in the Revolving Credit Commitments under Section 2.06A of the Credit Agreement.

5.  Each Credit Party hereby agrees that each Loan Document to which it is a party, in each case as its obligations thereunder may be affected by this Amendment, is hereby ratified and confirmed and shall continue in full force and effect.

6.  Each Credit Party hereby further agrees to execute and deliver to the Administrative Agent such additional documentation and take such further actions as the Administrative Agent shall require further to effectuate the intent of this Amendment.

7.  This Amendment sets forth the entire agreement of the parties with respect to the subject hereof and shall not be deemed to be a waiver of any Default or Event of Default.

8.  This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York in effect from time to time applicable to contracts made and to be performed wholly within such State, without regard to any choice or conflict of laws rules.

9.  This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument. This Amendment shall become effective upon execution and delivery of a counterpart hereof by each Credit Party and by all of the Lenders and the Administrative Agent.

IN WITNESS WHEREOF, the parties hereto, each by its duly authorized officer, have executed this Amendment as of the date and year first set forth above.

KINRO, INC.

By:
Name:
Title:

LIPPERT COMPONENTS, INC.

By:
Name:
Title:

DREW INDUSTRIES INCORPORATED

By:
Name:
Title:

LIPPERT TIRE & AXLE, INC.

By:
Name:
Title:

KINRO HOLDING, INC.

By:
Name:
Title:

LIPPERT TIRE & AXLE HOLDING, INC.

By:
Name:
Title:

LIPPERT HOLDING, INC.

By:
Name:
Title:

KINRO MANUFACTURING, INC.

By:
Name:
Title:

LIPPERT COMPONENTS MANUFACTURING, INC.

By:
Name:
Title:

LIPPERT COMPONENTS OF CANADA, INC.

By:
Name:
Title:

COIL CLIP, INC.

By:
Name:
Title:

ZIEMAN MANUFACTURING COMPANY

By:
Name:
Title:

KINRO TENNESSEE LIMITED PARTNERSHIP

By:	Kinro Manufacturing Inc., its general partner

By:
Name:
Title:

LIPPERT TIRE & AXLE TEXAS LIMITED PARTNERSHIP

By:	Lippert Components Manufacturing, Inc., its general partner

By:
Name:
Title:

KINRO TEXAS LIMITED PARTNERSHIP

By:	Kinro Manufacturing, Inc., its general partner

By:
Name:
Title:

BBD REALTY TEXAS LIMITED PARTNERSHIP

By:	Kinro Manufacturing, Inc. its general partner

By:
Name:
Title:

LIPPERT COMPONENTS TEXAS LIMITED PARTNERSHIP

By:	Lippert Components Manufacturing, Inc., as general partner

By:
Name:
Title:

LD REALTY, INC.

By:
Name:
Title:

LTM MANUFACTURING, L.L.C.

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., in its capacity as Lender and Administrative Agent

By:
Name:
Title:

KEYBANK, NATIONAL ASSOCIATION, in its capacity as Lender

By:
Name:
Title:

HSBC BANK USA, NATIONAL ASSOCIATION, in its capacity as Lender

By:
Name:
Title:

Exhibit 10.1

SCHEDULE 2.01

Lender	Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$29,167,000
KeyBank, National Association	$23,333,000
HSBC Bank USA, National Association	$17,500,000
TOTAL	$70,000,000

The Revolving Credit Commitments shall become zero on the Maturity Date.